SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2002

NII HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-26649	91-1671412
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, Including Area Code:          (703) 390-5100

.

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	OTHER EVENTS.

     On August 15, 2002, NII Holdings, Inc. issued its financial results and other data for the quarter ended June 30, 2002 as more fully described in a press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not Applicable

(b)	Pro Forma Financial Information.
Not Applicable

(c)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NII HOLDINGS, INC.

By:	/s/ BYRON R. SILIEZAR

Byron R. Siliezar Vice President and Chief Financial Officer (Principal Accounting Officer)

Date: August 15, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release